SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) July 11, 2001

                              Universal Bank, N.A.
                 (Originator of the Universal Card Master Trust)
                           Universal Card Master Trust
                   (Issuer of the Asset Backed Certificates)
             (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other              (Commission File                 (IRS Employer
Jurisdiction of               Number)                          Identification
Incorporation)                                                    Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                                   31904
(Address of Principal Executive Office)                       (Zip Code)


Registrants telephone number, including area code (706) 562-2200


                               N/A
 (Former Name or Former Address, if Changed Since Last Report)








INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.                 Not Applicable

     Item 5. The Certificateholder Statements for the month ending June 30, 2001 for the Universal Card Master Trust Series 1995-3, Series 1996-1, Series 1996-3, and Series 1997-1 Certificates were distributed on July 11, 2001.

Item 6.                             Not Applicable.

Item 7.                             Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, and 20.4.


Exhibit 20.1                                Monthly Servicing Report dated
                                             July 17, 2001. with respect to the
                                             Universal Card Master Trust
                                             Series 1995-3.

Exhibit 20.2                                Monthly Servicing Report dated
                                              July 17, 2001. with respect to the
                                              Universal Card Master Trust
                                              Series 1996-1.

Exhibit 20.3                                Monthly Servicing Report dated
                                              July 17, 2001. with respect to the
                                              Universal Card Master Trust
                                              Series 1996-3.

Exhibit 20.4                                Monthly Servicing Report dated
                                             July 17, 2001. with respect to the
                                             Universal Card Master Trust
                                             Series 1997-1.








                                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    UNIVERSAL BANK, N.A.



                                                  By:_/s/ Meridith Jarrell
                                             Name:   Meridith Jarrell
                                            Title:  President & Chief
                                                Operating Officer




                                                    EXHIBIT INDEX


Exhibit                             Description

20.1 Monthly Servicing Report dated July 17, 2001. with respect to the Universal Card Master Trust
                                            Series 1995-3.

20.2 Monthly Servicing Report dated July 17, 2001. with respect to the Universal Card Master Trust
                                            Series 1996-1.

20.3 Monthly Servicing Report dated July 17, 2001. with respect to the Universal Card Master Trust
                                           Series 1996-3.

20.4 Monthly Servicing Report dated July 17, 2001. with respect to the Universal Card Master Trust
                                           Series 1997-1.








                        Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                      Universal Card Master Trust
                    For the Due Period Ending June 30, 2001

==============================================================================

This Certificate relates to the Due Period ending June 30, 2001 and the related Distribution Date.

A.   Information Regarding the Total Trust
     -------------------------------------

1. Trust Portfolio Yield ..................................            12.49%
       Total Yield Component  .............................            16.12%
       Net Credit Loss Component  .........................             3.64%
       Recoveries .........................................             1.75%
2. Principal Purchase Rate  ...............................            15.10%

3. Principal Payment  Rate  ...............................            13.43%

4. Aggregate Amount of Principal Receivables in the Trust :
     Beginning of Due Period  ............................  $  12,971,322,213
     Weighted Average (used for mid-month addition)  .....  $               0
     Lump Sum Addition  ..................................  $               0
     End of Due Period  ..................................  $  13,107,668,549
     Transferor's Interest  ..............................  $   7,716,918,549
     Aggregate Invested Amount of all Series: ............  $   5,390,750,000

5. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  12,391,554,529
         5-34 days delinquent  ...........................  $     573,397,313
        35-64 days delinquent  ...........................  $     177,097,460
        65-94 days delinquent  ...........................  $     120,208,835
       95-124 days delinquent  ...........................  $      88,479,008
      125-154 days delinquent  ...........................  $      71,158,301
      155-184 days delinquent  ...........................  $      55,984,175

      Current  ...........................................             91.94%
         5-34 days delinquent  ...........................              4.25%
        35-64 days delinquent  ...........................              1.31%
        65-94 days delinquent  ...........................              0.89%
       95-124 days delinquent  ...........................              0.66%
      125-154 days delinquent  ...........................              0.53%
      155-184 days delinquent  ...........................              0.42%
     35+ days delinquent  ................................              3.81%

                                      Page 4




                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                         Universal Card Master Trust
                    For the Due Period Ending June 30, 2001

==============================================================================

B. Information Regarding Group 1
   -----------------------------

  (Percentage Basis)
  1. Portfolio Yield                                      12.49%
  2. Weighted Average Certificate Rate                     4.34%
  3. Weighted Average Investor Fee Rates                   1.87%


C. Information Regarding Group 1
   -----------------------------

  (Dollars Basis)

  1. Total Investor Collections                 $   406,241,920
         Principal Collections                  $   369,288,866
         Finance Charge Collections             $    36,953,054
  2. Investor Default Amount                    $     8,340,739
  3. Investor Monthly Interest                  $     9,609,924
  4. Investor Monthly Fees                      $     4,285,417























                                      Page 5

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending June 30, 2001

==============================================================================
This Certificate relates to the Due Period ending Jun 30, 2001 and the related Distribution Date.

C2. Information Regarding Series 1995-3
   ------------------------------------
    1. Total Investor Collections                    $  111,140,331
         Principal Collections                       $  100,715,145
         Reallocated Finance Charge Collections      $   10,425,186
    2. Investor Default Amount                       $    2,274,747
    3. Investor Monthly Interest                     $    2,967,969
    4. Investor Monthly Servicing Fee                $    1,168,750
    5. Excess Finance Charge Collections             $    4,036,078

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------

Current Month
    1. Series Adjusted Portfolio Yield - current month   13.08%

    2. Base Rate - current month                          6.62%
         Coupon Component                                 4.75%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - current month           6.46%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 12.26%

    5. Base Rate - 3 month average                        6.87%
         Coupon Component                                 5.00%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.39%













                                      Page 4

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending June 30, 2001

==============================================================================
This Certificate relates to the Due Period ending Jun 30, 2001 and the related Distribution Date.

D. Information Regarding Series 1995-3
--------------------------------------

 1a. Class A Invested Amount                             $  652,500,000

 1b. Class B Invested Amount                             $   45,000,000

 1c. CIA Invested Amount                                 $   52,500,000

 2a. Class A Monthly Interest                            $    2,601,844

 2b. Class B Monthly Interest                            $      183,425

 2c. CIA Monthly Interest                                $      182,700

 3a. Balance in the Class A Interest Funding Account     $    8,164,406

 3b. Balance in the Class B Interest Funding Account     $      575,575

 3c. Balance in the CIA Interest Funding Account         $      182,700

 4a. Class A Investor Charge-offs                        $            0

 4b. Class B Investor Charge-offs                        $            0

 4c. CIA Investor Charge-offs                            $            0

 5. Required Amount                                      $            0

 6a. Class A Principal Deposit to PFA (2)                $            0

 6b. Class B Principal Deposit to PFA (2)                $            0

 6c. CIA Principal Deposit to PFA (2)                    $            0

 7a. Balance in Class A Principal Funding Account (2)    $            0

 7b. Balance in Class B Principal Funding Account (2)    $            0

 7c. Balance in CIA Principal Funding Account (2)        $            0

--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 5

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending June 30, 2001
==============================================================================
This Certificate relates to the Due Period ending Jun 30, 2001 and the related Distribution Date.

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

1a. The total amount of the distribution to Class A
    Certificateholders on the Payment Date                            $    8,164,406

1b. The total amount of the distribution to Class B
    Certificateholders on the Payment Date                            $      575,575

1c. The total amount of the distribution to CIA provider
    on the Payment Date                                               $      182,700

2a. The amount of the distribution set forth in item 1(a) above
    in respect of principal on the Class A Certificates               $            0

2b. The amount of the distribution set forth in item 1(b) above
    in respect of principal on the Class B Certificates               $            0

2c. The amount of the distribution set forth in item 1(c) above
    in respect of principal on the CIA                                $            0

3a. The amount of the distribution set forth in item 1(a) above
    in respect of interest on the Class A Certificates                $    8,164,406

3b. The amount of the distribution set forth in item 1(b) above
    in respect of interest on the Class B Certificates                $      575,575

3c. The amount of the distribution set forth in item 1(c) above
    in respect of interest on the CIA                                 $      182,700

4a. The amount, if any, by which the outstanding principal
    balance of the Class A Certificates exceeds the Class A
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

4b. The amount, if any, by which the outstanding principal
    balance of the Class B Certificates exceeds the Class B
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

4c. The amount, if any, by which the outstanding principal
    balance of the CIA exceeds the CIA
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 6

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending June 30, 2001

==============================================================================

This Certificate relates to the Due Period ending Jun 30, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 17 day of July 2001

                             Universal Card Services Corp.,
                             Servicer

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 7

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending June 30, 2001

==============================================================================
This Certificate relates to the Due Period ending Jun 30, 2001 and the related Distribution Date.

C2. Information Regarding Series 1996-3
   ------------------------------------
    1. Total Investor Collections                    $  147,468,935
         Principal Collections                       $  134,286,860
         Reallocated Finance Charge Collections      $   13,182,075
    2. Investor Default Amount                       $    3,032,996
    3. Investor Monthly Interest                     $    3,239,119
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    5,394,779

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------

Current Month
    1. Series Adjusted Portfolio Yield - current month   12.23%

    2. Base Rate - current month                          5.76%
         Coupon Component                                 3.89%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - current month           6.47%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 12.03%

    5. Base Rate - 3 month average                        6.65%
         Coupon Component                                 4.78%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.38%













                                      Page 8

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending June 30, 2001

==============================================================================
This Certificate relates to the Due Period ending Jun 30, 2001 and the related Distribution Date.

D. Information Regarding Series 1996-3
--------------------------------------

 1a. Class A Invested Amount                             $  850,000,000

 1b. Class B Invested Amount                             $   80,000,000

 1c. CIA Invested Amount                                 $   70,000,000

 2a. Class A Monthly Interest                            $    2,723,483

 2b. Class B Monthly Interest                            $      269,217

 2c. CIA Monthly Interest                                $      246,419

 3a. Balance in the Class A Interest Funding Account     $    2,723,483

 3b. Balance in the Class B Interest Funding Account     $      269,217

 3c. Balance in the CIA Interest Funding Account         $      246,419

 4a. Class A Investor Charge-offs                        $            0

 4b. Class B Investor Charge-offs                        $            0

 4c. CIA Investor Charge-offs                            $            0

 5. Required Amount                                      $            0

 6a. Class A Principal Deposit to PFA (2)                $            0

 6b. Class B Principal Deposit to PFA (2)                $            0

 6c. CIA Principal Deposit to PFA (2)                    $            0

 7a. Balance in Class A Principal Funding Account (2)    $            0

 7b. Balance in Class B Principal Funding Account (2)    $            0

 7c. Balance in CIA Principal Funding Account (2)        $            0

--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 9

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending June 30, 2001
==============================================================================
This Certificate relates to the Due Period ending Jun 30, 2001 and the related Distribution Date.

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

1a. The total amount of the distribution to Class A
    Certificateholders on the Payment Date                            $            0

1b. The total amount of the distribution to Class B
    Certificateholders on the Payment Date                            $            0

1c. The total amount of the distribution to CIA provider
    on the Payment Date                                               $      246,419

2a. The amount of the distribution set forth in item 1(a) above
    in respect of principal on the Class A Certificates               $            0

2b. The amount of the distribution set forth in item 1(b) above
    in respect of principal on the Class B Certificates               $            0

2c. The amount of the distribution set forth in item 1(c) above
    in respect of principal on the CIA                                $            0

3a. The amount of the distribution set forth in item 1(a) above
    in respect of interest on the Class A Certificates                $            0

3b. The amount of the distribution set forth in item 1(b) above
    in respect of interest on the Class B Certificates                $            0

3c. The amount of the distribution set forth in item 1(c) above
    in respect of interest on the CIA                                 $      246,419

4a. The amount, if any, by which the outstanding principal
    balance of the Class A Certificates exceeds the Class A
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

4b. The amount, if any, by which the outstanding principal
    balance of the Class B Certificates exceeds the Class B
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

4c. The amount, if any, by which the outstanding principal
    balance of the CIA exceeds the CIA
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 10

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending June 30, 2001

==============================================================================

This Certificate relates to the Due Period ending Jun 30, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 17 day of July 2001

                             Universal Card Services Corp.,
                             Servicer

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 11

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending June 30, 2001

==============================================================================
This Certificate relates to the Due Period ending Jun 30, 2001 and the related Distribution Date.

C2. Information Regarding Series 1997-1
   ------------------------------------
    1. Total Investor Collections                    $  147,632,653
         Principal Collections                       $  134,286,860
         Reallocated Finance Charge Collections      $   13,345,793
    2. Investor Default Amount                       $    3,032,996
    3. Investor Monthly Interest                     $    3,402,837
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    5,368,022

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------

Current Month
    1. Series Adjusted Portfolio Yield - current month   12.40%

    2. Base Rate - current month                          5.95%
         Coupon Component                                 4.08%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - current month           6.45%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 11.97%

    5. Base Rate - 3 month average                        6.57%
         Coupon Component                                 4.70%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.39%













                                      Page 12

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending June 30, 2001

==============================================================================
This Certificate relates to the Due Period ending Jun 30, 2001 and the related Distribution Date.

D. Information Regarding Series 1997-1
--------------------------------------

 1a. Class A Invested Amount                             $  850,000,000

 1b. Class B Invested Amount                             $   80,000,000

 1c. CIA Invested Amount                                 $   70,000,000

 2a. Class A Monthly Interest                            $    2,871,129

 2b. Class B Monthly Interest                            $      282,468

 2c. CIA Monthly Interest                                $      249,239

 3a. Balance in the Class A Interest Funding Account     $    6,039,272

 3b. Balance in the Class B Interest Funding Account     $      594,158

 3c. Balance in the CIA Interest Funding Account         $      249,239

 4a. Class A Investor Charge-offs                        $            0

 4b. Class B Investor Charge-offs                        $            0

 4c. CIA Investor Charge-offs                            $            0

 5. Required Amount                                      $            0

 6a. Class A Principal Deposit to PFA (2)                $            0

 6b. Class B Principal Deposit to PFA (2)                $            0

 6c. CIA Principal Deposit to PFA (2)                    $            0

 7a. Balance in Class A Principal Funding Account (2)    $            0

 7b. Balance in Class B Principal Funding Account (2)    $            0

 7c. Balance in CIA Principal Funding Account (2)        $            0

--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 13

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending June 30, 2001
==============================================================================
This Certificate relates to the Due Period ending Jun 30, 2001 and the related Distribution Date.

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

1a. The total amount of the distribution to Class A
    Certificateholders on the Payment Date                            $            0

1b. The total amount of the distribution to Class B
    Certificateholders on the Payment Date                            $            0

1c. The total amount of the distribution to CIA provider
    on the Payment Date                                               $      249,239

2a. The amount of the distribution set forth in item 1(a) above
    in respect of principal on the Class A Certificates               $            0

2b. The amount of the distribution set forth in item 1(b) above
    in respect of principal on the Class B Certificates               $            0

2c. The amount of the distribution set forth in item 1(c) above
    in respect of principal on the CIA                                $            0

3a. The amount of the distribution set forth in item 1(a) above
    in respect of interest on the Class A Certificates                $            0

3b. The amount of the distribution set forth in item 1(b) above
    in respect of interest on the Class B Certificates                $            0

3c. The amount of the distribution set forth in item 1(c) above
    in respect of interest on the CIA                                 $      249,239

4a. The amount, if any, by which the outstanding principal
    balance of the Class A Certificates exceeds the Class A
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

4b. The amount, if any, by which the outstanding principal
    balance of the Class B Certificates exceeds the Class B
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

4c. The amount, if any, by which the outstanding principal
    balance of the CIA exceeds the CIA
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 14

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending June 30, 2001

==============================================================================

This Certificate relates to the Due Period ending Jun 30, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 17 day of July 2001

                             Universal Card Services Corp.,
                             Servicer

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
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